Exhibit 99.1

Univest Corporation of Pennsylvania to Acquire Valley Green Bank

Souderton, PA, June 18, 2014 – Univest Corporation of Pennsylvania (NASDAQ: UVSP, “Univest”), the parent company of Univest Bank and Trust Co. (“Univest Bank”), and Valley Green Bank (“Valley Green”) announced today that they have entered into a definitive merger agreement (the “Merger Agreement”) pursuant to which Valley Green will be merged with and into Univest Bank in an all-stock transaction with an aggregate value of approximately $76 million. Headquartered in the Mt. Airy neighborhood of Philadelphia, Valley Green had approximately $370 million in assets, $329 million in loans, and $335 million in deposits at March 31, 2014 and operates three full-service banking offices and two loan production offices in the greater Philadelphia marketplace. Valley Green was recently ranked the 8th best performing bank out of more than 4,000 banks in the nation in 2013 for banks with assets less than $500 million by SNL Financial.

Under the terms of the Merger Agreement, Valley Green shareholders will receive shares of Univest common stock equal to $27.00 for each share of Valley Green stock outstanding, subject to certain adjustments depending upon the changes in the price of Univest’s common stock. The final exchange ratio will be based upon an average closing price of Univest’s stock over the 20 consecutive trading day period ending on the day prior to the closing date. Visit here to view the investor presentation.

With the assumption of Valley Green’s three branches and two loan production offices in the Philadelphia marketplace, Univest enters a new and highly attractive small business and consumer market and expands its existing lending network within southeastern Pennsylvania. Upon the closing, Valley Green will operate as a separate division of Univest Bank, under the Valley Green brand. Valley Green President and CEO Jay R. Goldstein will remain President of the Valley Green Division of Univest Bank and Trust Co. Goldstein and one of the existing directors from Valley Green will also be named to the Univest Board.

“Valley Green Bank is a high-performing and well respected community-focused organization, which is why this merger is so exciting for Univest and our stakeholders,” said Jeffrey M. Schweitzer, President and CEO of Univest Corporation. “For 138 years, Univest has operated with the same philosophy that has become Valley Green’s hallmark – remain disciplined and focused on providing competitive financial solutions, build trust and manage risks by getting to know your customers, and get involved and support your local community. This is an important step in our strategic plan and we are excited for the opportunity to combine our joint expertise and introduce Univest’s diversified financial solutions to the very desirable Philadelphia market.”

“We have worked very hard to be a highly profitable and fast growing bank and are thrilled for the opportunity to join a premier institution like Univest that will undoubtedly provide many benefits to our employees, customers, shareholders and communities,” said President and CEO Jay R. Goldstein. “Univest has dynamic new leadership, a comprehensive array of financial solutions and a commitment to the communities it serves. We are confident that our customers will receive the same quality experience from Univest that they have come to expect from Valley Green Bank.”

After the transaction is completed, Univest will have approximately $2.7 billion in assets, $2.0 billion in loans, and $2.3 billion in deposits. The transaction is anticipated to be accretive to Univest’s earnings per share in the first combined year of operations, with earnings accretion greater than 10% in year two. Tangible book value dilution is recovered within 4.5 years, and the internal rate of return for the transaction is approximately 20%.

The Merger Agreement has been approved by the Boards of Directors of Univest, Univest Bank and Trust Co., and Valley Green and remains subject to approval by the shareholders of both companies, as well as their regulatory authorities. The transaction is expected to close in the first quarter of 2015.

Griffin Financial Group, LLC served as financial advisor to Univest and provided a fairness opinion to the Board of Directors, with Stevens & Lee, P.C. serving as legal counsel. Valley Green was advised by Keefe Bruyette & Woods, Inc., which also rendered a fairness opinion in connection with the transaction to the Valley Green Board of Directors, and by Stradley Ronon Stevens & Young, LLP as legal counsel.

About Univest:

Univest Corporation of Pennsylvania (UVSP), including its wholly-owned subsidiary, Univest Bank and Trust Co., had $2.2 billion in assets and over $3.0 billion in assets under management and supervision through its Wealth Management lines of business as of March 31, 2014. Headquartered in Souderton, Pa. and founded in 1876, the Corporation and its subsidiaries provide a full range of financial solutions for individuals, businesses, municipalities and nonprofit organizations in the Mid-Atlantic Region. Univest delivers these services through a network of 40 offices in southeastern Pennsylvania extending to the Lehigh Valley, Maryland and online at www.univest.net.

About Valley Green:

Valley Green is a Pennsylvania-chartered commercial bank that opened for business in 2005 and has served the businesses and residents of Philadelphia with community-focused banking products and services since that time. It operates three full-service branches and two commercial loan offices in Philadelphia and nearby Radnor. As of March 31, 2014, Valley Green had $370 million in assets and $335 million in deposits.

Forward-looking Statements:

This press release contains statements which, to the extent that they are not recitations of historical fact, may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Univest’s future strategies, plans, objectives, performance, revenues, growth, profits, operating expenses, or their underlying assumptions. Statements preceded by, followed by, or that include the words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “estimate,” “target,” “potentially,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” and “believe,” or other similar words and phrases may identify forward-looking statements. Numerous competitive, economic, regulatory, legal, and technological factors, among others, could cause Univest’s financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements. Univest cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact on any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. Univest does not undertake to update forward-looking statements whether written or oral, that may be made from time to time by Univest or by or on behalf of its subsidiaries. For a more complete discussion of the assumptions, risks, and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission (the “SEC”), including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.

Univest intends to file with the SEC a Registration Statement on Form S-4 concerning the merger. The Registration Statement will include a prospectus for the offer and sale of Univest’s common stock to Valley Green’s shareholders as well as a proxy statement of Valley Green for the solicitation of proxies from its shareholders for use at the meeting at which the merger will be voted upon. The combined prospectus and proxy statement and other documents filed by Univest with the SEC will contain important information about Univest, Valley Green, and the merger. We urge investors and Valley Green’s shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. Valley Green’s shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about Univest – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Univest Corporation of Pennsylvania, Univest Plaza, 14 North Main Street, P.O. Box 64197, Souderton, PA 18964, attention: Karen E. Tejkl, Secretary, telephone 215-721-8397.

Univest, Valley Green, and certain of their directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders in connection with the merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation as well as additional information concerning Univest’s directors and executive officers will be set forth in the combined prospectus and proxy statement relating to the merger. Information concerning Univests directors and executive officers is also set forth in its proxy statement and annual report on Form 10-K (including any amendments thereto), previously filed with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.

CONTACT:

Univest Corporation of Pennsylvania:

Jeffrey Schweitzer, President & CEO

215-721-2458

Michael Keim, CFO

215-721-2511

Valley Green:

Jay Goldstein, President & CEO

215-242-7580

Cheryl Richards, Secretary, Treasurer, CFO, & COO

215-242-7585

Source: Univest Corporation of Pennsylvania